UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005

                        UNIVERSAL HOSPITAL SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-20086                 41-0760940
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(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                       7700 France Avenue South, Suite 275
                           Edina, Minnesota 55435-5228
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (952) 893-3200
         ---------------------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On May 26, 2005, Universal Hospital Services, Inc. (the "Company") entered into an Amended and Restated Credit Agreement with General Electric Capital Corporation, as agent for the lenders, and the lenders party thereto (the "Amended Credit Agreement"). The Amended Credit Agreement has a five-year term.

     Under the Amended Credit Agreement, the Company amended its previous secured credit agreement. The amendment increases the aggregate amount the Company may obtain under revolving loans from $100,000,000 to $125,000,000. The repayment continues to be secured by a grant to the lenders of a security interest in the assets of the Company. The Company may borrow funds under the Amended Credit Agreement, subject to borrowing base availability, for working capital financing, capital expenditures, permitted acquisitions and other general corporate purposes.

     On May 27, 2005, the Company had $46.8 million outstanding under the Amended Credit Agreement. Amounts borrowed under the Amended Credit Agreement generally bear interest based on a LIBOR-based formula. The interest rate currently is 2.25 percentage points over LIBOR with the interest rate margin subject to change quarterly based on leverage ratios . Amounts previously outstanding under the prior credit agreement bore interest at a rate of 3.00 percentage points over LIBOR. Amounts borrowed under the Amended Credit Agreement are due at the end of the five year term.

     The description above is a summary and is qualified in its entirety by the Amended Credit Agreement, which is filed as Exhibit 10.21 to this report. A copy of the Company's press release dated May 31, 2005, is filed as Exhibit 99.1 to this report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information set forth under Item 1.01 above is also intended to be disclosed under this Item 2.03 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

     10.21 Amended and Restated Credit Agreement dated as of May 26, 2005 among the Company, the other Credit Parties signatory thereto, General Electric Capital Corporation, as Agent, Administrative Agent, Collateral Agent and Lender, the other Lenders signatories thereto from time to time, and GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner

      99.1 Press Release issued by Universal Hospital Services, Inc. on May 31, 2005

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 31, 2005

                                               UNIVERSAL HOSPITAL SERVICES, INC.


                                               By: /s/ Rex T. Clevenger
                                                   -----------------------------
                                                   Rex T. Clevenger
                                                   Senior Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No. Description
----------- -----------

  10.21 Amended and Restated Credit Agreement dated as of May 26, 2005 among the Company, the other Credit Parties signatory thereto, General Electric Capital Corporation, as Agent, Administrative Agent, Collateral Agent and Lender, the other Lenders signatories thereto from time to time, and GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner

   99.1     Press Release issued by Universal Hospital Services, Inc. on May 31,
            2005